As filed with the U.S. Securities and Exchange Commission on August 8, 2022

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22072

The Cushing MLP & Infrastructure Total Return Fund
(Exact name of registrant as specified in charter)

300 Crescent Court, Suite 1700

Dallas, TX 75201
(Address of principal executive offices) (Zip code)

John H. Alban

300 Crescent Court, Suite 1700

Dallas, TX 75201
(Name and address of agent for service)

214-692-6334

Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2022

Item 1. Reports to Stockholders.

(a)

Semi-Annual Report May 31, 2022

The Cushing® MLP & Infrastructure Total Return Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge by contacting your financial intermediary or, if you invest directly with the Fund, calling 800-236-4424 to let the Fund know of your request. Your election to receive shareholder reports in paper will apply to all funds held in your account.

Investment Adviser Cushing® Asset Management, LP 300 Crescent Court Suite 1700 Dallas, TX 75201 (214) 692-6334 (888) 777-2346 www.cushingcef.com www.cushingasset.com

Table of Contents

Shareholder Letter (Unaudited)	1
Hypothetical Growth of a $10,000 Investment (Unaudited)	4
Key Financial Data (Unaudited)	5
Allocation of Portfolio Assets (Unaudited)	6
Schedule of Investments (Unaudited)	7
Statement of Assets & Liabilities (Unaudited)	9
Statement of Operations (Unaudited)	10
Statements of Changes in Net Assets	11
Statement of Cash Flows (Unaudited)	12
Financial Highlights	13
Notes to Financial Statements (Unaudited)	15
Additional Information (Unaudited)	22
Board Approval of Investment Management Agreement (Unaudited)	25

The Cushing® MLP & Infrastructure Total Return Fund Shareholder Letter (Unaudited)

Dear Fellow Shareholder,

For the six month fiscal period ended May 31, 2022 (the “period”), the Cushing® MLP & Infrastructure Total Return Fund (the “Fund”) delivered a Net Asset Value Total Return (equal to the change in net asset value (“NAV”) per share plus reinvested cash distributions paid during the period) of 20.95%, versus a total return of -8.85% for the S&P 500® Index (Total Return) (“S&P 500”). The Fund’s Share Price Total Return (equal to the change in market price per share plus reinvested cash distributions paid during the period) was 9.83%, for the period and differs from the Net Asset Value Total Return due to fluctuations in the discount of share price to NAV. The Fund’s shares traded at a 22.36% discount to NAV as of the end of the period, compared to an 14.61% discount at the end of the Fund’s last fiscal year. As measured by the Alerian Midstream Energy Select Index (Total Return) (“AMEI”), the performance of master limited partnerships (“MLPs”) increased by 28.79% for the period.

Industry Overview and Themes

The midstream energy sector extended gains and outperformance from 2021 into the new year. In the first fiscal half of 2022, the sector experienced nearly absolute inverse forces from those experienced two years ago. In the first fiscal half of 2020, the sector experienced crude oil supply increases on top of demand destruction as global pandemic lockdowns began. Now, there are potential major supply constraints associated with the Russia-Ukraine conflict and increased demand with lockdowns now lifted across the globe.

In reaction to the Russia-Ukraine conflict, commodity markets moved sharply higher in the period. Crude oil traded above $100 for the first time since 2014 and European natural gas prices surged over 50% in one day. We believe the certainty of Russian supply can no longer be guaranteed. To offset the potential supply deficit, we believe “friendly” hydrocarbons from the United States and its allies will become increasingly important.

After a solid start to 2022, the midstream energy sector succumbed to broader market weakness in May. Even so, midstream energy delivered one of the strongest first half relative performances in history as it participated in the recovery in cyclical and commodity-oriented assets that began in earnest in late 2020 alongside the COVID vaccines rollout. While much of the market struggled with inflation and recession fears, energy continued to advance in the period, benefiting from the apparent near-term structurally short oil and natural gas balance that supported U.S. production and midstream energy assets. Energy security moved atop the needs hierarchy for many as Russian supply uncertainty exacerbated by shortfalls in OPEC production led to scarcity concerns.

We believe the sector’s strong underlying trends, improved financing models and attractive qualities have been overshadowed by geopolitical tensions and the Fed moving from quantitative easing to inflation-fighting tightening. Key risks to the broader market – higher commodity prices, inflation, and interest rates – could all be relative benefits for midstream. Despite what we believe to be one of the strongest fundamental setups in years, some investors may be understandably concerned about owning energy-related assets if moderating growth develops into recession.

Fund Performance and Strategy

The Fund benefitted from increased positioning in companies with higher direct and indirect energy commodity price exposure (including production volumes). These companies, typically gatherers and processors, exhibit elevated exposure to wellhead economics. We believe these companies disproportionately benefitted from the “reopening trade” – or the broader investor rotation into value and cyclical sectors – as investors sought companies with greater “torque” to a potential recovery.

Overweight positioning in holdings in the renewable YieldCo and other renewable subesectors detracted from performance. We believe a rising interest rate environment, supply chain constraints, cost inflation concerns and regulatory uncertainty on solar import tariffs provided near-term headwinds for these holdings. However, we believe these subsectors will continue to benefit from long-term secular growth trends driven by improved economics for electricity generation and need for energy independence.

On an absolute basis, the top contributors in order of greatest contribution to least were: Energy Transfer LP (NYSE: ET); Targa Resources Corp. (NYSE: TRGP); and Western Midstream Partners, L.P. (NYSE: WES). All three companies were top weights in the Fund during the period and were positively impacted by strong commodity prices and exposure to improved wellhead economics. All three companies remained top weightings in the Fund as of the end of the period as we believe they will all benefit from their integrated value chains across multiple geographies and products.

On an absolute basis, the bottom contributors in order of most negative to least negative performance were: Sunrun Inc. (NYSE: RUN); Fluence Energy, Inc. (NYSE: FLNC); and Enphase Energy Inc. (NYSE: ENPH). While the negative contribution was minimal for all three holdings, performance significantly lagged the broader midstream energy sector. As mentioned earlier, investor concerns around rising rates and potential solar tariffs weighed on performance for these securities.

During the period, we increased the Fund’s exposure to more commodity-sensitive companies positioned closer to the wellhead. However, these additions were selectively made in companies we believe to have integrated value chains, conservative leverage profiles and overly-discounted valuations.

At the end of the reporting period, the three largest subsector exposures, in order of size, were: Large Cap Diversified C-Corps; Large Cap MLPs; and Natural Gas Gatherers & Processors.

Leverage

The Fund’s investment strategy focuses on holding core positions in companies generating stable cash flows and long-term growth prospects. We also work diligently to optimize the use of leverage for additional income and total return potential. This involves leveraging investments when the probabilities of positive total return are deemed to be skewed favorably. As the prices of the Fund’s investment increase or decline, there is a risk that the impact to the Fund’s NAV and total return will be negatively impacted by leverage, but this strategy is designed to have a positive impact over the longer term.

Average leverage for the period was 31% of managed assets, which compares to an average 30% leverage ratio in the prior fiscal year.

Closing

We believe the midstream energy sector and Fund holdings are particularly well positioned in the current macro environment. Significant excess free cash flow, rebounding hydrocarbon demand, rising commodity prices and a possible “call” on US hydrocarbons all point to an attractive setup for midstream energy. The world needs North American production growth and the midstream infrastructure to handle this new volume.

After years of distribution and dividend cuts to aggressively reduce leverage, the midstream sector is now increasingly able to redirect its stable and growing free cash flow back to shareholders. In addition to the significant share buybacks that have been completed over the last year, several companies have recently announced substantial planned increases to their dividends.

We believe a rising rate environment could drive fund flows towards the midstream sector’s inflation-protected yields. Midstream free cash flow yields, now at their highest level in history, are hard to ignore. We believe midstream contains the right mix of operating leverage and attractive forward valuation multiples.

We expect short-term positive earnings revisions and multiple expansion as well as long-term resilient, growing cash flows and dividend growth to meaningfully contribute to total return for the sector.

We truly appreciate your support and look forward to continuing to help you achieve your investment goals.

The information provided herein represents the opinion of the Fund’s portfolio managers and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. The opinions expressed are as of the date of this report and are subject to change.

The information in this report is not a complete analysis of every aspect of any market, sector, industry, security or the Fund itself. Statements of fact are from sources considered reliable, but the Fund makes no representation or warranty as to their completeness or accuracy. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Past performance does not guarantee future results. Investment return, net asset value and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from net asset value. This characteristic is separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below net asset value. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

An investment in the Fund involves risks. Leverage creates risks which may adversely affect returns, including the likelihood of greater volatility of net asset value and market price of the Fund’s common shares. The Fund is nondiversified, meaning it may con- centrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock vola- tility than a diversified fund.

The Fund will invest in energy companies, including Master Limited Partnerships (MLPs), which concentrate investments in the natural resources sector. Energy companies are subject to certain risks, including, but not limited to the following: fluctuations in the prices of commodities; the highly cyclical nature of the natural resources sector may adversely affect the earnings or operating cash flows of the companies in which the Fund will invest; a significant decrease in the production of energy commodities could reduce the revenue, operating income, operating cash flows of MLPs and other natural resources sector companies and, therefore, their ability to make distributions or pay dividends and a sustained decline in demand for energy commodities could adversely affect the revenues and cash flows of energy companies. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including tax risks; the limited ability to elect or remove management or the general partner or managing member; limited voting rights and conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand. Damage to facilities and infrastructure of MLPs may significantly affect the value of an investment and may incur environmental costs and liabilities due to the nature of their business. Investors in MLP funds incur management fees from underlying MLP investments. Small- and mid-cap stocks are often more volatile and less liquid than large-cap stocks. Smaller companies generally face higher risks due to their limited product lines, markets, and financial resources. Funds that invest in bonds are subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner. High yield securities have speculative characteristics and pres- ent a greater risk of loss than higher quality debt securities. These securities can also be subject to greater price volatility. An invest- ment in the Fund will involve tax risks, including, but not limited to: The portion, if any, of a distribution received by the Fund as the holder of an MLP equity security that is offset by the MLP’s tax deductions or losses generally will be treated as a return of capital to the extent of the Fund’s tax basis in the MLP equity security, which will cause income or gain to be higher, or losses to be lower, upon the sale of the MLP security by the Fund. Changes in tax laws, regulations or interpretations of those laws or regulations in the future could adversely affect the Fund or the energy companies in which the Fund will invest.

The potential tax benefits of investing in MLPs depend on them being treated as partnerships for federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation at the entity level, reducing the amount of cash available for distribution to the Fund which could result in a reduction of the Fund’s value.

The Fund incurs operating expenses, including advisory fees, as well as leverage costs. Investment returns for the Fund are shown net of fees and expenses.

The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The Alerian Midstream Energy Select Index is a capitalization-weighted index of North American energy infrastructure companies. Neither of these indices includes fees or expenses. It is not possible to invest directly in an index.

The Cushing® MLP & Infrastructure Total Return Fund Hypothetical Growth of a $10,000 Investment (Unaudited)

AVERAGE ANNUAL RETURNS
May 31, 2022	1 Year	5 Year	Since Inception	Inception Date
Cushing MLP & Infrastructure Total Return Fund	23.16%	2.14%	-4.57%	8/27/07
S&P 500 Index (Total Return)	-0.30%	13.38	9.50%	8/27/07

Data for Cushing MLP & Infrastructure Total Return Fund (the “Fund”) represents returns based on the change in the Fund’s net asset value assuming the reinvestment of all dividends and distributions. These returns differ from the total investment return based on market value of the Fund’s shares due to the difference between the Fund’s net asset value and the market price of its shares (See page 14 for total investment return based on market value). Past performance is no guarantee of future results.

The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. You cannot invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.

The Cushing® MLP & Infrastructure Total Return Fund Key Financial Data (Supplemental Information)

The Information presented below regarding Distributable Cash Flow is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. Supplemental non-GAAP measures should be read in conjunction with our full financial statements.

	Period From December 1, 2021 through May 31, 2022	Fiscal Year Ended 11/30/21	Fiscal Year Ended 11/30/20	Fiscal Year Ended 11/30/19 (a)	Fiscal Year Ended 11/30/18 (a)	Fiscal Year Ended 11/30/17 (a)
FINANCIAL DATA
Total income from investments
Distributions and dividends received, net of foreign taxes withheld	$3,098,737	$6,419,908	$4,819,519	$6,545,077	$7,605,948	$9,481,830
Interest	6,677	627	133,422	358,546	188,009	15,536
Other	0	0	0	300	16,592	1,093
Total income from investments	$3,105,414	$6,420,535	$4,952,941	$6,903,923	$7,810,549	$9,498,459
Adviser fee and operating expenses
Adviser fees, less reimbursement by Adviser	$570,737	$1,033,407	$708,002	$1,066,046	$1,232,758	$1,362,722
Operating expenses (b)	254,389	584,807	495,171	729,171	547,309	565,496
Interest and dividends	185,095	289,809	328,065	1,026,987	1,108,640	1,028,222
Other	0	0	0	641	0	0
Total Adviser fees and operating expenses	$1,010,221	$1,908,023	$1,531,238	$2,822,845	$2,888,707	$2,956,440
Distributable Cash Flow (DCF) (c)	$2,095,193	$4,512,512	$3,421,703	$4,081,078	$4,921,842	$6,542,019
Distributions paid on common stock	$1,834,048	$3,144,083	$5,418,435	$7,297,290	$7,297,290	$7,293,250
Distributions paid on common stock per share	$0.84	$1.44	$2.81	$4.32	$4.32	$4.32
Distribution Coverage Ratio
Before Adviser fee and operating expenses	1.7x	2.0x	0.9x	0.9x	1.1x	1.3x
After Adviser fee and operating expenses	1.1x	1.4x	0.6x	0.6x	0.7x	0.9x
OTHER FUND DATA (end of period)
Total Assets, end of period	111,030,806	115,899,449	73,831,898	99,026,398	103,494,265	114,917,830
Unrealized appreciation (depreciation), net of income taxes	12,397,169	1,484,452	(4,710,675)	851,190	(2,847,325)	(5,855,903)
Short-term borrowings	15,215,000	33,715,000	13,915,000	28,915,000	26,050,000	33,650,000
Short-term borrowings as a percent of total assets	14%	29%	19%	29%	25%	29%
Net Assets, end of period	95,414,569	80,882,596	59,659,139	69,717,658	76,381,982	81,002,320
Net Asset Value per common share	$43.70	$37.04	$27.32	$41.41	$45.37	$48.11
Market Value per share	$33.93	$31.67	$20.40	$37.84	$38.88	$42.92
Market Capitalization	$74,082,457	$69,147,993	$44,541,176	$254,825,988	$261,829,662	$289,036,242
Shares Outstanding	2,183,391	2,183,391	2,183,391	6,734,302	6,734,302	6,734,302

(a)	Per share data adjusted for 1:4 reverse stock split completed as of June 12, 2020.
(b)	Excludes expenses related to capital raising.
(c)	“Net Investment Income, before Income Taxes” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow: increased by the return of capital on MLP distributions.

The Cushing® MLP & Infrastructure Total Return Fund Allocation of Portfolio Assets(1) (Unaudited) May 31, 2022 (Expressed as a Percentage of Total Investments)

(1)	Fund holdings and sector allocations are subject to change and there is no assurance that the Fund will continue to hold any particular security.
(2)	Common Stock
(3)	Master Limited Partnerships and Related Companies
(4)	Preferred Stock

The Cushing® MLP & Infrastructure Total Return Fund
Schedule of Investments (Unaudited)	May 31, 2022

Common Stock — 70.3%	Shares	Fair Value
Energy Metering & Management — 0.6%
Fluence Energy, Inc.(2)	61,000	$597,800

General Partnerships — 4.9%
EnLink Midstream LLC(1)	410,000	4,674,000

Large Cap Diversified C Corps — 37.6%
Cheniere Energy, Inc.	40,000	5,470,800
Enbridge, Inc.(1)(3)	101,000	4,661,150
Kinder Morgan, Inc.(1)	288,000	5,670,720
ONEOK, Inc.(1)	70,000	4,609,500
Pembina Pipeline Corporation(1)(3)	130,000	5,231,200
TC Energy Corporation(1)(3)	81,000	4,685,040
Williams Companies, Inc.(1)	150,000	5,559,000
		35,887,410
Natural Gas Gatherers & Processors — 12.0%
DT Midstream, Inc.	74,000	4,299,400
Targa Resources Corporation(1)	99,200	7,144,384
		11,443,784
Natural Gas Transportation & Storage — 2.3%
Equitrans Midstream Corporation(1)	284,298	2,237,425

Other Renewable Generation — 0.5%
Bloom Energy Corporation(2)	29,000	508,080

Refiners — 5.2%
Marathon Petroleum Corporation(1)	49,000	4,987,710

Solar — 0.6%
Solaredge Technologies, Inc.(2)	2,000	545,580

Solar Developer — 0.7%
Azure Power Global Ltd.(1)(2)(3)	42,000	624,120

Solar Energy Equipment — 0.7%
Sunrun, Inc.(1)(2)	26,000	679,120

Utilities — 2.7%
NextEra Energy, Inc.(1)	34,000	2,573,460

YieldCo — 2.5%
Clearway Energy, Inc.(1)	68,000	2,383,400
Total Common Stocks (Cost $57,829,832)		$67,141,889

See Accompanying Notes to the Financial Statements.

The Cushing® MLP & Infrastructure Total Return Fund
Schedule of Investments (Unaudited)	May 31, 2022 — (Continued)

MLP Investments and Related Companies — 42.7%	Units	Fair Value
Large Cap Diversified C Corps — 7.5%
Plains GP Holdings, L.P.(1)	596,000	$7,128,160

Large Cap MLP — 14.0%
Energy Transfer, L.P.(1)	564,000	6,576,240
Enterprise Products Partners, L.P.(1)	100,000	2,742,000
MPLX, L.P.(1)	124,000	4,085,800
		13,404,040
Natural Gas Gatherers & Processors — 18.3%
Crestwood Equity Partners, L.P.(1)	44,000	1,282,160
DCP Midstream, L.P.(1)	120,000	4,309,200
Hess Midstream, L.P.(1)	140,000	4,562,600
Western Midstream Partners, L.P.(1)	263,000	7,271,950
		17,425,910
Yield Co — 2.9%
NextEra Energy Partners, L.P.(1)	38,000	2,722,700
Total MLP Investments and Related Companies (Cost $37,432,259)		$40,680,810

Preferred Stock — 2.5%
Crude Oil & Refined Products — 0.3%
NGL Energy Partners, L.P.(1)(2)	20,313	$305,507

Utilities — 2.2%
NextEra Energy Capital Holdings, Inc.(1)	81,000	2,080,890
Total Preferred Stock (Cost $2,549,836)		$2,386,397

Short-Term Investments - Investment Companies — 0.2%	Shares
First American Government Obligations Fund - Class X, 0.03% (4)	99,026	$99,026
First American Treasury Obligations Fund - Class X, 0.01% (4)	99,026	99,026
Total Short-Term Investments - Investment Companies (Cost $198,052)		$198,052
Total Investments — 115.7% (Cost $98,009,979)		$110,407,148
Liabilities in Excess of Other Assets — (15.7)%		(14,992,579)
Net Assets Applicable to Common Stockholders — 100.0%		$95,414,569

(1)	All or a portion of these securities are held as collateral pursuant to the loan agreements.
(2)	No distribution or dividend was made during the fiscal year ended May 31, 2022. As such, it is classified as a non-income producing security.
(3)	Foreign issued security. Foreign concentration is as follows: Canada 15.28%, Mauritius 0.65%.
(4)	Rate reported is the current yield as of May 31, 2022.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP & Infrastructure Total Return Fund Statement of Assets & Liabilities (Unaudited) May 31, 2022

Assets
Investments, at fair value (cost $98,009,979)	$110,407,148
Receivable for investments sold	378,720
Distributions and dividends receivable	151,481
Prepaid expenses and other receivables	93,457
Total assets	111,030,806
Liabilities
Short-term borrowings	15,215,000
Payable to Adviser, net of waiver	97,618
Distributions and dividends payable	817
Accrued interest expense	39,443
Accrued expenses and other liabilities	263,359
Total liabilities	15,616,237
Net assets applicable to common stockholders	$95,414,569
Components of Net Assets
Capital stock, $0.001 par value; 2,183,391 shares issued and outstanding (unlimited shares authorized)	2,183
Additional paid-in capital	98,912,028
Accumulated net losses	(3,499,642)
Net assets applicable to common stockholders	$95,414,569
Net asset value per common share outstanding	$43.70

See Accompanying Notes to the Financial Statements.

The Cushing® MLP & Infrastructure Total Return Fund Statement of Operations (Unaudited) Period from December 1, 2021 through May 31, 2022

Investment Income
Distributions and dividends received, net of foreign taxes withheld of $47,668	$3,098,737
Less: return of capital on distributions	(2,135,639)
Distribution and dividend income	963,098
Interest income	6,677
Total Investment Income	969,775
Expenses
Adviser fees	713,421
Professional fees	71,109
Trustees’ fees	49,200
Administrator fees	47,536
Insurance expense	21,864
Fund accounting fees	20,572
Reports to stockholders	19,520
Transfer agent fees	13,922
Registration fees	6,300
Custodian fees and expenses	4,366
Total Expenses before Interest	967,810
Interest expense	185,095
Total Expenses	1,152,905
Less: expense waived by Adviser	(142,684)
Net Expenses	1,010,221
Net Investment Loss	(40,446)
Realized and Unrealized Gain on Investments
Net realized gain on investments	5,490,845
Net change in unrealized appreciation/depreciation of investments	10,915,622
Net Realized and Unrealized Gain on Investments	16,406,467
Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$16,366,021

See Accompanying Notes to the Financial Statements.

The Cushing® MLP & Infrastructure Total Return Fund Statements of Changes in Net Assets

	Period from December 1, 2021 through May 31, 2022 (Unaudited)	Fiscal Year Ended November 30, 2021
Operations
Net investment loss	$(40,446)	$(56,232)
Net realized gain on investments and options	5,490,845	18,090,769
Net change in unrealized appreciation/depreciation of investments and options	10,915,622	6,333,003
Net increase in net assets applicable to common stockholders resulting from operations	16,366,021	24,367,540
Distribution and Dividends to Common Stockholders
Distributable earnings	(887,009)	(962,531)
Return of capital	(947,039)	(2,181,552)
Total distributions and dividends to common stockholders	(1,834,048)	(3,144,083)
Total increase in net assets applicable to common stockholders	14,531,973	21,223,457
Net Assets
Beginning of period	80,882,596	59,659,139
End of period	$95,414,569	$80,882,596

See Accompanying Notes to the Financial Statements.

The Cushing® MLP & Infrastructure Total Return Fund Statement of Cash Flows (Unaudited) Period from December 1, 2021 through May 31, 2022

OPERATING ACTIVITIES
Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$16,366,021
Adjustments to reconcile increase in the net assets applicable to common stockholders resulting from operations to net cash provided by operating activities
Net change in unrealized appreciation of investments	(10,915,622)
Purchases of investments	(59,562,539)
Proceeds from sales of investments	74,190,113
Return of capital on distributions	2,135,639
Net realized gain on sales of investments	(5,490,845)
Net proceeds from sales of short-term investments	213,296
Changes in operating assets and liabilities
Receivable for investments sold	4,250,622
Distributions and dividends receivable	49,250
Prepaid expenses and other receivables	(2,278)
Distributions and dividends payable	(241)
Payable to Adviser, net of waiver	(1,905)
Accrued interest expense	39,428
Accrued expenses and other liabilities	(5,331)
Net cash provided by operating activities	20,333,040
FINANCING ACTIVITIES
Repayment of borrowing facility	(18,500,000)
Distributions and dividends paid to common stockholders	(1,834,048)
Net cash used in financing activities	(20,334,048)
DECREASE IN CASH AND CASH EQUIVALENTS	(1,008)
CASH AND CASH EQUIVALENTS:
Beginning of period	1,008
End of period	$—
SUPPLEMENTAL DISCLOSURE OF CASH FLOW AND NON-CASH INFORMATION
Interest Paid	$145,668

See Accompanying Notes to the Financial Statements.

The Cushing® MLP & Infrastructure Total Return Fund Financial Highlights

	Period from December 1, 2021 through May 31, 2022 (Unaudited)	Fiscal Year Ended November 30, 2021	Fiscal Year Ended November 30, 2020	Fiscal Year Ended November 30, 2019(1)	Fiscal Year Ended November 30, 2018(1)	Fiscal Year Ended November 30, 2017(1)
Per Common Share Data (2)
Net Asset Value, beginning of period	$37.04	$27.32	$41.40	$45.36	$48.12	$59.36
Income from Investment Operations:
Net investment loss	(0.02)	(0.03)	(6.67)	(0.48)	(0.16)	(1.68)
Net realized and unrealized gain (loss) on investments	7.52	11.19	(4.60)	0.84	1.72	(5.24)
Total increase (decrease) from investment operations	7.50	11.16	(11.27)	0.36	1.56	(6.92)
Less Distributions and Dividends to Common Stockholders:
Net investment income	(0.41)	(0.44)	(2.81)	(4.32)	(0.04)	—
Return of capital	(0.43)	(1.00)	—	—	(4.28)	(4.32)
Total distributions and dividends to common stockholders	(0.84)	(1.44)	(2.81)	(4.32)	(4.32)	(4.32)
Net Asset Value, end of period	$43.70	$37.04	$27.32	$41.40	$45.36	$48.12
Per common share fair value, end of period	$33.93	$31.67	$20.40	$37.84	$38.88	$42.92
Total Investment Return Based on Fair Value (3)	9.83%	63.55%	(38.76)%	8.51%	(0.58)%	(8.05)%

See Accompanying Notes to the Financial Statements.

The Cushing® MLP & Infrastructure Total Return Fund Financial Highlights — (Continued)

	Period from December 1, 2021 through May 31, 2022 (Unaudited)		Fiscal Year Ended November 30, 2021	Fiscal Year Ended November 30, 2020	Fiscal Year Ended November 30, 2019(1)	Fiscal Year Ended November 30, 2018(1)	Fiscal Year Ended November 30, 2017(1)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$95,421		$80,883	$59,659	$69,718	$76,382	$81,002
Ratio of expenses (including current and deferred income tax benefit/expense) to average net assets after waiver (4) (5)	2.33%		2.47%	2.81%	3.73%	3.35%	4.04%
Ratio of net investment income (loss) to average net assets before waiver (6) (7)	(0.42)%		(0.41)%	(0.74)%	(1.40)%	(0.63)%	(2.60)%
Ratio of net investment income (loss) to average net assets after waiver (6) (7)	(0.09)%		(0.07)%	(0.42)%	(1.05)%	(0.27)%	(2.16)%
Ratio of net investment income (loss) to average net assets after current and deferred income tax benefit/expense, before waiver	(0.42)%		(0.41)%	(0.74)%	(1.40)%	(0.63)%	(3.60)%
Ratio of net investment income (loss) to average net assets after current and deferred income tax benefit/expense, after waiver	(0.09)%		(0.07)%	(0.42)%	(1.05)%	(0.27)%	(3.16)%
Portfolio turnover rate	56.89	%(8)	114.06%	77.57%	44.67%	95.57%	62.87%
Total borrowings outstanding (in thousands)	$15,215		$33,715	$13,915	$28,915	$26,050	$33,650
Asset coverage, per $1,000 of indebtedness(9)	$7,271		$3,399	$5,287	$3,411	$3,932	$3,407

(1)	Per share data adjusted for 1:4 reverse stock split completed as of June 12, 2020.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	Not annualized. The calculation assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(4)	For the period ended May 31, 2022, the Fund accrued $0 in net current and deferred tax expense.
For the fiscal year ended November 30, 2021, the Fund accrued $0 in net current and deferred tax expense.
For the fiscal year ended November 30, 2020, the Fund accrued $0 in net current and deferred tax expense.
For the fiscal year ended November 30, 2019, the Fund accrued $0 in net current and deferred tax expense.
For the fiscal year ended November 30, 2018, the Fund accrued $0 in net current and deferred tax expense.
For the fiscal year ended November 30, 2017, the Fund accrued $972,195 in net current and deferred tax expense.
(5)

The ratio of expenses (including current and deferred income tax benefit/expense) to average net assets before waiver was 2.65%, 2.80%, 3.13%, 4.08%, 3.71%, and 4.48% for the period ended May 31, 2022 and fiscal years ended November 30, 2021, 2020, 2019, 2018, and 2017, respectively.

(6)

The ratio of expenses (excluding current and deferred income tax expense) to average net assets before waiver was 2.65%, 2.80%, 3.13%, 4.08%, 3.71%, and 3.48% for the period ended May 31, 2022 and fiscal years ended November 30, 2021, 2020, 2019, 2018, and 2017, respectively. The ratio of expenses (excluding current and deferred income tax expense) to average net assets after waiver was 2.33%, 2.47%, 2.81%, 3.73%, 3.35%, and 3.04% for the period ended May 31, 2022 and fiscal years ended November 30, 2021, 2020, 2019, 2018, and 2017, respectively.

(7)	This ratio excludes current and deferred income tax benefit/expense on net investment income.
(8)	Not annualized.
(9)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total borrowings.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP & Infrastructure Total Return Fund Notes to Financial Statements (Unaudited) May 31, 2022

1. Organization

The Cushing® MLP & Infrastructure Total Return Fund (the “Fund”) was formed as a Delaware statutory trust on May 23, 2007, and is a non-diversified, closed-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is managed by Cushing® Asset Management, LP (the “Adviser”). The Fund’s investment objective is to obtain a high after-tax total return from a combination of capital appreciation and current income. The Fund commenced operations on August 27, 2007. The Fund’s shares are listed on the New York Stock Exchange under the symbol “SRV.”

2. Significant Accounting Policies

A. Use of Estimates

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services — Investment Companies, which is part of U.S. Generally Accepted Accounting Principles (“U.S. GAAP”).

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Fund uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Fund’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

(i) The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”). Securities traded on NASDAQ will be valued at the NASDAQ official closing price. If no sale is reported on that date, the closing price from the prior day may be used.

(ii) Listed options on debt securities are valued at the last sale price, or if there are no trades for the day, the mean of the bid price and the ask price. Unlisted options on debt or equity securities are valued based upon their composite bid prices if held long, or their composite ask prices if held short. Futures are valued at the settlement price. Premiums for the sale of options written by the Fund will be included in the assets of the Fund, and the market value of such options will be included as a liability.

(iii) The Fund’s non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

(iv) An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s liquidity and fair value. If such a security is convertible into publicly traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy.

To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3.

The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount, if any, is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the fair value of the short positions. Subsequent fluctuations in market prices of securities sold short may require purchasing the securities at prices which may differ from the fair value reflected on the Statement of Assets and Liabilities. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized under the termination of a short sale. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is liable for any distributions and dividends (collectively referred to as “Distributions”) paid on securities sold short and such amounts, if any, are reflected as a Distribution expense in the Statement of Operations. The Fund’s obligation to replace the borrowed security is secured by collateral deposited with the broker-dealer. The Fund also is required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the fair value of the securities sold short. The Fund did not participate in short selling activities for the fiscal year ended November 30, 2021.

C. Security Transactions, Investment Income and Expenses

Security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLPs. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the distribution income received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

The Fund estimates the allocation of investment income and return of capital for the distributions received from its portfolio investments within the Statement of Operations. For the period ended May 31, 2022, the Fund has estimated approximately 69% of the distributions received from its portfolio investments to be return of capital.

Expenses are recorded on an accrual basis.

D. Distributions to Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The character of distributions to common shareholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the fiscal year ended November 30, 2021, the Fund’s distributions were 31%, or $962,531, ordinary income, and 69%, or $2,181,552, return of capital.1 The final character of distributions paid for the period ended May 31, 2022 will be determined in early 2023.

[1]	For the period ended May 31, 2022, the Fund’s distributions are expected to be 48%, or $887,009, ordinary income, and 52% or $947,039, return of capital.

E. Federal Income Taxation

The Fund intends to qualify each year for special tax treatment afforded to a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“IRC”). In order to qualify as a RIC, the Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income (which includes ordinary income and the excess of net short- term capital gain over net long-term capital loss) and its “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss). The Fund intends to distribute at least annually substantially all of such income and gain. If the Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

The Fund recognizes in the financial statements the impact of a tax position, if that position is more-likely- than-not to be sustained on examination by the taxing authorities, based on the technical merits of the position. Tax benefits resulting from such a position are measured as the amount that has a greater than fifty percent likelihood on a cumulative basis to be sustained on examination.

F. Cash and Cash Equivalents

The Fund considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

G. Cash Flow Information

The Fund makes distributions from investments, which include the amount received as cash distributions from MLPs, common stock dividends and interest payments. These activities are reported in the Statement of Changes in Net Assets, and additional information on cash receipts and payments is presented in the Statement of Cash Flows.

H. Indemnification

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under such indemnification arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I. Derivative Financial Instruments

The Fund provides disclosure regarding derivatives and hedging activity to allow investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position.

The Fund occasionally purchases and sells (“writes”) put and call equity options as a source of potential protection against a broad market decline. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Options are settled for cash.

Purchased Options — Premiums paid by the Fund for purchased options are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the fair value of the option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. If the option is allowed to expire, the Fund will lose the entire premium paid and record a realized loss for the premium amount.

Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

Written Options — Premiums received by the Fund for written options are included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the fair value of the written option and any change in fair value is recorded as unrealized appreciation or depreciation of options. Premiums received from written options that expire are treated as realized gains. The Fund records a realized gain or loss on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/ loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

There were no transactions in purchased options or written options during the period ended May 31, 2022.

J. Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank- offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

3. Concentrations of Risk

The Fund, under normal market conditions, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of MLPs and MLP-related investments. Therefore, the Fund may be subject to more risks than if they were more broadly diversified over numerous industries and sectors of the economy. General changes in market sentiment towards companies in the sectors in which they invest may adversely affect the Fund, and the performance of such sectors may lag behind the broader market as a whole.

The Fund is also subject to MLP structure risk. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and

(iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance.

4. Agreements and Related Party Transactions

The Fund has entered into an Investment Management Agreement with the Adviser (the “Agreement”). Under the terms of the Agreement, the Fund will pay the Adviser a fee, payable at the end of each calendar month, at an annual rate equal to 1.25% of the average weekly value of the Fund’s Managed Assets during such month for the services and facilities provided by the Adviser to the Fund. Effective on May 26, 2022, the Fund’s Board of Trustees approved a waiver of the advisory fees to be paid to the Adviser in the amount of 0.25% of the Fund’s Managed Assets. The Adviser earned $713,421 and waived $142,684 in advisory fees for the period ended May 31, 2022. The Adviser will not recoup any of the waived expenses from the Fund.

The Fund has engaged U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bancorp Global Fund Services (“Fund Services”) to serve as the Fund’s administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.08% of the first $100,000,000 of the Fund’s average daily net assets, 0.05% on the next

$200,000,000 of average daily net assets and 0.04% on the balance of the Fund’s average daily net assets, with a minimum annual fee of $45,000.

Fund Services serves as the Fund’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s average daily market value, with a minimum annual fee of $4,800.

Fees paid to trustees for their services to the Fund are reflected as Trustees’ fees on the Statement of Operations.

5. Income Taxes

It is the Fund’s intention to continue to qualify as a RIC under Subchapter M of the IRC and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in its financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences resulted in the reclassifications of $33,977,500 to accumulated net losses and $33,977,500 from additional paid-in capital.

The following information is provided on a tax basis as of November 30, 2021:

Cost of investments	$105,853,422
Gross unrealized appreciation	14,857,571
Gross unrealized depreciation	(9,733,559)
Net unrealized appreciation	5,124,012
Undistributed ordinary income	—
Undistributed long-term gains	—
Other temporary differences	(24,102,666)
Accumulated net losses	$(18,978,654)

As of November 30, 2021, for federal income tax purposes, capital loss carryforwards of $23,725,830 were available as shown in the table below, to the extent provided by the Internal Revenue Code, to offset future realized capital gains through the years indicated.

Fiscal year ended capital losses	Amount	Expiration
November 30, 2017	$2,137,180	November 30, 2022
November 30, 2020	11,215,618	Annual Limit*
November 30, 2021	10,373,032	Unlimited
Total	$23,725,830

*	Losses acquired from The Cushing Energy Income Fund are subject to Sec. 382 annual limits of $188,142.

Current year capital loss carryforward is comprised of long-term capital loss of $10,373,032.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. All tax years beginning with November 30, 2018 remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

6. Fair Value Measurements

Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical securities

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three levels listed below.

		Fair Value Measurements at Reporting Date Using
Description	Fair Value at May 31, 2022	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Equity Securities
Common Stock(a)	$67,141,889	$67,141,889	$—	$—
Master Limited Partnerships and Related Companies(a)	40,680,810	40,680,810	—	—
Preferred Stock(a)	2,386,397	2,386,397	—	—
Total Equity Securities	110,209,096	110,209,096	—	—
Other
Short-Term Investments(a)	198,052	198,052	—	—
Total Assets	$110,407,148	$110,407,148	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments. The Fund did not hold Level 3 investments at any time during the period ended May 31, 2022.

7. Investment Transactions

For the period ended May 31, 2022, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $59,562,539 and $74,190,113 (excluding short-term securities), respectively.

8. Common Shares

The Fund had unlimited common shares of beneficial interest authorized and 2,183,391 shares outstanding as of May 31, 2022. Transactions in common shares for the fiscal year ended November 30, 2021 and period ended May 31, 2022 were as follows:

Shares at November 30, 2020	2,183,391
Shares at November 30, 2021	2,183,391
Shares at May 31, 2022	2,183,391

9. Borrowing Facilities

The Fund maintained a margin account arrangement with ScotiabankTM during the period. The interest rate charged on margin borrowing is tied to the cost of funds for ScotiabankTM (which approximates LIBOR plus 1.00%). Proceeds from the margin account arrangement are used to execute the Fund’s investment objective.

The average principal balance and interest rate for the period during which the credit facilities were utilized during the period ended May 31, 2022 was $27,075,000 and 1.39%, respectively. As of May 31, 2022, the principal balance outstanding was $15,215,000 and accrued interest expense was $39,443.

10. Subsequent Events

Subsequent to May 31, 2022, the Fund declared monthly distributions to common shareholders in the amounts of $0.1500 per share, payable on June 30 and July 29, 2022, to shareholders of record on June 14 and July 18, 2022, respectively.

There were no additional subsequent events through the date the financial statements were issued that would require adjustments to or additional disclosure in these financial statements.

The Cushing® MLP & Infrastructure Total Return Fund Additional Information (Unaudited) May 31, 2022

Trustee and Executive Officer Compensation

The Fund does not currently compensate any of its trustees who are interested persons nor any of its officers. For the period ended May 31, 2022, the aggregate compensation paid by the Fund to the independent trustees was $49,200. The Fund did not pay any special compensation to any of its trustees or officers. The Fund continuously monitors standard industry practices, and this policy is subject to change.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objective will be attained.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 are available to stockholders without charge, upon request by calling the Fund toll-free at (800) 236-4424 and on the Fund’s website at www.cushingcef.com. Information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 are also available to stockholders without charge on the SEC’s website at www.sec.gov.

Form N-PORT

The Fund files its complete schedule of portfolio holdings for each month of each fiscal year with the SEC on Form N-PORT. The Fund’s Form N-PORT for the third month of each Fund’s fiscal quarter and statement of additional information are available without charge by visiting the SEC’s website at www.sec.gov. In addition, you may review and copy the Fund’s Form N-PORT at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Portfolio Turnover

The portfolio turnover rate for the period ended May 31, 2022 was 56.89%. Portfolio turnover may vary greatly from period to period. The Fund does not consider portfolio turnover rate a limiting factor in the Adviser’s execution of investment decisions, and the Fund may utilize investment and trading strategies that may involve high portfolio turnover. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Certifications

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution and Dividend Reinvestment Plan

How the Plan Works

Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all dividends and distributions (collectively referred to in this section as “dividends”) declared for your common shares of the Fund will be automatically reinvested by U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bancorp Global Fund Services (the “Plan Agent”), agent for stockholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. The Plan Agent will open an account for each common stockholder under the Plan in the same name in which such common stockholder’s common shares are registered. Whenever the Fund declares a dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly-issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

If, on the payment date for any dividend, the market price per common share plus per share fees (which include any brokerage commissions the Plan Agent is required to pay) is greater than the net asset value per common share, the Plan Agent will invest the dividend amount in newly issued common shares, including fractions, on behalf of the participants. The number of newly issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date. If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus per share fees, the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

Participation in the Plan

If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written or telephonic instructions to the Plan Agent, as dividend paying agent, or by contacting the Plan Agent via their website at the address set out below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

Plan Fees

There will be no per share fees with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

Tax Implications

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional common shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes.

Contact Information

For more information about the plan, you may contact the Plan Agent in writing at PO Box 708, Milwaukee, WI 53201-0701, or by calling the Plan Agent at 1-800-662-7232.

Privacy Policy

In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Fund’s other stockholders or the Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Other Information for Stockholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase its common shares of beneficial interest in the open market.

This report is sent to stockholders of The Cushing® MLP & Infrastructure Total Return Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information has not been updated after completion of the Fund’s prior offerings and the information contained in such Statement of Additional Information may have become outdated.

The Fund makes available performance and certain other on its website at www.cushingcef.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Fund. This reference to the Fund’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate the Fund’s website in this report.

Annual Shareholder Meeting Results

The annual meeting of shareholders of the Fund was held on May 26, 2022. The matters considered at the meeting, along with the vote tabulations relating to such matters were as follows:

To elect Mr. Ronald P. Trout as Class II Trustee of the Fund to hold office for a three-year term expiring at the Fund’s 2025 annual meeting, or until his successor is elected and duly qualified.

	For	Withheld
Ronald P. Trout	1,329,784	180,473

The Cushing® MLP & Infrastructure Total Return Fund Board Approval of Investment Management Agreement (Unaudited) May 31, 2022

On May 27, 2021, the Board of Trustees (members of which are referred to collectively as the “Trustees”) of the Fund met in person to discuss, among other things, the approval of the Investment Management Agreement (the “Agreement”) between Cushing® Asset Management, LP (the “Adviser”) and the Fund.

Activities and Composition of the Board

The Board of Trustees is comprised of four Trustees, three of whom are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Trustees are responsible for oversight of the operations of the Fund and performs the various duties imposed by the 1940 Act on the trustees of investment companies. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. Prior to its consideration of the Agreement, the Trustees received and reviewed information provided by the Adviser. The Trustees also received and reviewed information responsive to requests from independent counsel to assist it in its consideration of the Agreement. Before the Trustees voted on the approval of the Agreement, the Independent Trustees met with independent legal counsel during executive session and discussed the Agreement and related information.

Consideration of Nature, Extent and Quality of the Services

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund under the Advisory Agreement, including the Adviser’s Form ADV and other background materials supplied by the Adviser.

The Board reviewed and considered the Adviser’s investment advisory personnel, its history, and the amount of assets currently under management by the Adviser. The Board also reviewed the research and decision-making processes used by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, strategies, policies, and restrictions of the Fund.

The Board considered the background and experience of the Adviser’s management in connection with the Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team members primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of the Fund’s actual and potential investments.

The Board also reviewed certain of the Adviser’s policies and procedures, including the Adviser’s Code of Ethics.

The Board determined that the nature, extent and quality of services to be rendered by the Adviser under each Advisory Agreement were adequate.

Consideration of Advisory Fees and the Cost of the Services

The Board considered the information they received comparing the Fund’s contractual annual advisory fee and overall expenses, to the extent available, with a peer group of competitor closed-end funds determined by FUSE Research Network LLC (“FUSE”). The Board discussed the funds contained in the peer groups and universes and the general methodology used by FUSE in preparing its report. The Board noted that the methodology used by FUSE in connection with the presentation of the contractual advisory fee information for the Fund did not take into account the 0.25% advisory fee waiver applicable to the Fund. The Board further determined that because the Fund’s advisory fee waiver is a direct reduction of the advisory fee payable by such Fund and not sensitive to other fund operating expenses, the Board would use the Fund’s contractual advisory fee net of its contractual advisory fee waiver for the purposes of evaluating advisory fees and related costs of the services rendered to the Fund.

The Board determined that the Fund’s total net expense ratio of 2.10% was in the second most expensive quartile with respect to its peer group, and the Fund’s contractual advisory fee of 1.25%, as reduced to 1.00% to account for the 0.25% contractual advisory fee waiver was equal to the median contractual advisory fee for its peer group.

Consideration of Investment Performance

The Board noted that it regularly reviews the performance of the Fund throughout the year. The Board reviewed performance information provided by FUSE for periods ending February 28, 2022, comparing the performance of the Fund against its universe over several time horizons, and using different performance metrics, including but not limited to the comparative performance of SRV in terms of net asset value (NAV) and market price.

The Board determined that the Fund’s performance based on NAV and on market price was in the highest performing quartile for the three- and five-year periods. For the one-year period, the Trustees noted that the Fund’s performance was in the lowest performing quartile based on NAV, and in the second lowest performing quartile based on market price. With respect to the ten-year period, the Trustees noted that the Fund’s peer group was very small consisting of only five funds (including the Fund), but that the Fund’s performance based on NAV and on market price was the second lowest performing fund in its peer group for the period.

The Board considered the changes in the Fund’s performance rankings since the prior Advisory Agreement renewal in 2021 and the various factors causing such a rapid change in Fund performance, including the Fund’s particular investment strategies and size. The Trustees also considered the third-party performance data for the Fund provided in connection with the previous Advisory Agreement renewal.

Consideration of Comparable Accounts

The Board reviewed the other accounts and investment vehicles managed by the Adviser and discussed the similarities and differences between these accounts and the Fund.

The Board determined that, bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to the Adviser’s other clients employing a comparable strategy to the Fund was not indicative of any unreasonableness with respect to the advisory fees proposed to be payable by the Fund.

Consideration of Profitability

The Board received and considered a profitability analysis prepared by the Adviser, using a template developed in consultation with counsel to the Independent Trustees, that set forth the fees payable by the Fund under the Agreement and the expenses incurred by the Adviser in connection with the operation of the Fund. The Board used this analysis to evaluate the fairness of the profits realized and anticipated to be realized by the Adviser with respect to the Fund.

The Board noted that the Fund was profitable to the Adviser, both before and after distribution expenses. The Board determined that, with respect to the Fund, the profit to the Adviser was not unreasonable.

Consideration of Economies of Scale

The Board considered whether economies of scale in the provision of services to the Fund had been or would be passed along to the shareholders under the Agreement. The Board determined there were no material economies of scale accruing to the Adviser in connection with its relationship with the Fund.

Consideration of Other Benefits

The Board reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with the Fund, including but not limited to soft dollar arrangements. The Board determined there were no material incidental benefits accruing to the Adviser in connection with its relationship with the Fund.

Conclusion

In approving the Advisory Agreement and the fees charged under the Advisory Agreement, the Board concluded that no single factor reviewed by the Board was identified by the Board to be determinative as the principal factor in whether to approve the Advisory Agreement. The summary set out above describes the most important factors, but not all matters, considered by the Board in coming to its decision regarding the Advisory Agreement. On the basis of such information as the Board considered necessary to the exercise of its reasonable business judgment and its evaluation of all of the factors described above, and after much discussion, the Board concluded that each factor they considered, in the context of all of the other factors they considered, favored approval of the Advisory Agreement. It was noted that it was the judgment of the Board that approval of the Advisory Agreement was consistent with the best interests of the Fund and its shareholders.

The Cushing® MLP & Infrastructure Total Return Fund

TRUSTEES Brian R. Bruce Andrea N. Mullins Ronald P. Trout Jerry V. Swank
EXECUTIVE OFFICERS John H. Alban Chief Executive Officer and President Blake R. Nelson Chief Financial Officer Mathew J. Calabro Chief Compliance Officer
INVESTMENT ADVISER Cushing® Asset Management, LP 300 Crescent Court, Suite 1700 Dallas, TX 75201
ADMINISTRATOR U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bancorp Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

CUSTODIAN U.S. Bank, N.A. 1555 N. River Center Drive, Suite 302 Milwaukee, WI 53212
TRANSFER AGENT U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bancorp Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
LEGAL COUNSEL Skadden, Arps, Slate, Meagher & Flom LLP 155 North Wacker Drive Chicago, IL 60606
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 2323 Victory Avenue, Suite 2000 Dallas, TX 75219

NOT FDIC INSURED | NOT BANK GUARANTEED | MAY LOSE VALUE

The Cushing® MLP & Infrastructure Total Return Fund

Investment Adviser Cushing® Asset Management, LP 300 Crescent Court Suite 1700 Dallas, TX 75201 (214) 692-6334 (888) 777-2346 www.cushingcef.com www.cushingasset.com

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 12/01/2021-12/31/2021	0	0	0	0
Month #2 01/01/2022-01/31/2022	0	0	0	0
Month #3 02/01/2022-02/28/2022	0	0	0	0
Month #4 03/01/2022-03/31/2022	0	0	0	0
Month #5 04/01/2022-04/30/2022	0	0	0	0
Month #6 05/01/2022-05/31/2022	0	0	0	0
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. None.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)       Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Cushing MLP & Infrastructure Total Return Fund

By (Signature and Title)	/s/ John H. Alban
John H. Alban, President & Chief Executive Officer

Date	August 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John H. Alban
John H. Alban, President & Chief Executive Officer

Date	August 8, 2022

By (Signature and Title)	/s/ Blake R. Nelson
Blake R. Nelson, Chief Financial Officer

Date	August 8, 2022